Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Harvest Small Business Finance, LLC

24422 Avenida de la Carlota, Suite 232

Laguna Hills, CA 92653

Ladies and Gentlemen:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Harvest Small Business Finance, LLC (the “Company” or the “Responsible Party”), Capital One Securities, Inc. and Guggenheim Securities, LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures (the “Procedures”) relating to the accuracy of certain attributes of the collateral assets included in the Final Data Tape (as defined below) with respect to the Harvest SBL Loan Trust 2018-1 securitization (the “Transaction”). The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties have requested that the procedures be performed on the entire population of the 252 loans in the Final Data Tape (as defined below), herein referred to as the “Loans”, within the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such Loans; and

•	The compliance of the originator of the Loans with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

PricewaterhouseCoopers LLP, 600 13th Street NW, Washington, DC 20005 T: 202-414-1000, F: 202-414-1688, www.pwc.com/us

With respect to any terms or requirements of the securitization offering documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the securitization offering documents.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
(ii)	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934; and
(iii)	The reasonableness of any of the assumptions provided by the Responsible Party.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

Data, Information and Documents Provided

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

  The phrase “compared” refers to the comparison of one or more Specified Attributes to the Source Documents.

  The phrase “recalculated” refers to a recalculation of one or more Specified Attributes using a prescribed methodology in Exhibit A of this report.

  The phrase “Cut-Off Date” refers to June 30, 2018.

  The “Final Data Tape” refers to an electronic file entitled “Harvest HSBF 6.30.18 Loan Tape.xlsx” containing selected attributes for the pool of assets identified by the Company as being Loans that will collateralize the Transaction as of the Cut-Off Date;

  The “Source Documents” refer to the following files provided to us by the Company:

•	an electronic file entitled “HSBF June Trial Balance of as 6-30-18 - updated.pdf”, containing details of each Loan as of June 29, 2018 (the “Trial Balance”);

•	an electronic file entitled “HSBF Disbursed Funds Report 7.2.18.pdf”, listing details of the disbursement of each Loan (the “Disbursement Report”);

•	the underwriting notes for each Loan prepared by the Company for the loan origination approval (the “Credit Assessment Memo”);

•	the authorization document for each Loan prepared by the U.S. Small Business Administration (the “Loan Authorization”);

•	the appraisal report for the underlying property for each Loan (the “Appraisal”);

•	the articles of incorporation for the underlying business (the “Articles of Incorporation”);

•	the personal credit report for the underlying borrower(s) (the “PCR”); and

•	the purchase agreement or escrow closing statement for the underlying property for each Loan, if applicable (the “Purchase Agreement”).

  The phrase “Specified Attributes” refers to the data attributes listed in the table below:

Specified Attributes
6-digit NAICS Code	Original Loan Term
Appraised Value	Original Principal Balance
Company Name	Purchase Price
Current Principal Balance	Rate
Date Business Established	Remaining Term (months)
DSCR	Remaining term (years)
Funding Date	SBA Gty%
LTV	Spread
Maturity Date	State
Number of Years in Business	Unguaranteed Portion
Obligor FICO

Except as described in this report, we performed no procedures to determine the accuracy or completeness of the information contained in the Final Data Tape.

Procedures Performed

From July 26, 2018 through July 30, 2018, the Company provided us with the Source Documents related to the Loans for which we compared the Specified Attributes set forth in the Final Data Tape to the corresponding Source Documents and found them to be in agreement. The procedures associated with the Specified Attributes were applied as indicated in Exhibit A. For each procedure where a calculation was performed, the underlying attributes utilized within the calculation were agreed to the corresponding Source Documents.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the Final Data Tape. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; or

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to

Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/PricewaterhouseCoopers LLP

July 30, 2018

Exhibit A –Final Data Tape Procedures

Specified Attribute	Source Document (by order of priority)	Methodology
Company Name	Loan Authorization

Compared the Company Name Specified Attribute in the Final Data Tape to the “SBA Loan Name” on the Loan Authorization.

If multiple loans were extended to the same entity, the differentiating suffix (for example, “#1”) shown in the Company Name Specified Attribute in the Final Data Tape was excluded from this comparison.

State	Loan Authorization	Compared the State Specified Attribute in the Final Data Tape to the state included in the address of the property shown in the “First Deed of Trust” or “Appraisal” section in the Loan Authorization.
SBA Gty%	Loan Authorization	Compared the SBA Gty% Specified Attribute in the Final Data Tape to the percentage shown in the paragraph after the identification of the lender in the Loan Authorization.
Original Loan Term	Loan Authorization	Compared the Original Loan Term Specified Attribute in the Final Data Tape to the term shown in the “Maturity” section in the Loan Authorization.
Original Principal Balance	Loan Authorization	Compared the Original Principal Balance Specified Attribute in the Final Data Tape to the amount shown in the paragraph after the identification of the lender in the Loan Authorization.
Spread	Loan Authorization	Compared the Spread Specified Attribute in the Final Data Tape to the spread shown in the “Repayment Terms” section in the Loan Authorization.
Funding Date	Disbursement Report

Compared the Funding Date Specified Attribute in the Final Data Tape to the earliest date shown on the Disbursement Report for the Loan.

For Loans not included in the Disbursement Report, compared the number of years between the Maturity Date and Funding Date to the number of years shown in the Original Loan Term Specified Attribute in the Final Data Tape.

Current Principal Balance	Trial Balance	Compared the Current Principal Balance Specified Attribute in the Final Data Tape to the Trial Balance.
Rate	Trial Balance	Compared the Rate Specified Attribute in the Final Data Tape to the Trial Balance.

Specified Attribute	Source Document (by order of priority)	Methodology
Maturity Date	Trial Balance	Compared the Maturity Date Specified Attribute in the Final Data Tape to the Trial Balance.
6-digit NAICS Code	Credit Assessment Memo	Compared the 6-digit NAICS Code Specified Attribute in the Final Data Tape to the NAICS code for the operating company in the Credit Assessment Memo.
Obligor FICO	PCR, Credit Assessment Memo

Compared the Obligor FICO Specified Attribute in the Final Data Tape to the FICO for the owner of the operating company in the Credit Assessment Memo.

If more than one owner is listed for the operating company, the weighted average FICO was calculated based on ownership percentage of the operating company (with the ownership percentage of owners with less than 20% ownership interest redistributed to the owners with greater than or equal to 20% ownership interest), rounded to the nearest integer.

If updated personal credit data was obtained for the underlying borrower(s) between the date of the Credit Assessment Memo and origination approval for the Loan, the credit score as shown on the PCR was used.

DSCR	Credit Assessment Memo

Compared the DSCR Specified Attribute in the Final Data Tape to the most recent annual global DSCR in the Credit Assessment Memo.

If the most recent annual global DSCR or the most recent annual business DSCR as shown on the Credit Assessment Memo is less than 1.15x, the comparison was performed using the first annual projected global DSCR.

Specified Attribute	Source Document (by order of priority)	Methodology
Date Business Established	Articles of Incorporation, Credit Assessment Memo

Compared the Date Business Established Specified Attribute in the Final Data Tape to the date the business was founded as shown in the Credit Assessment Memo.

If only the year the operating company was founded was shown in the Credit Assessment Memo, the month and day the operating company was founded was assumed to be “January” and “1” (respectively). If only the month and year the operating company was founded was shown in the Credit Assessment Memo, the day the operating company was founded was assumed to be “1”.

For Loans with a NAICS code of “721110” or “721191” in the 6-digit NAICS Code data field in the Data Tape, the year the building was constructed as shown on the Appraisal was compared to the Date Business Established Specified Attribute in the Data Tape.

Purchase Price	Purchase Agreement	Compared the Purchase Price Specified Attribute in the Final Data Tape to the sales price in the Purchase Agreement.
Appraised Value	Appraisal

Compared the Appraised Value Specified Attribute in the Final Data Tape to the “as-is market value” as shown in the Appraisal.

For loan 30000023, the Company instructed us to use the “as-is market value” for the property as shown in the Credit Assessment Memo.

Specified Attribute	Source Document (by order of priority)	Methodology
LTV	Recalculation

For purchase Loans:

Original Principal Balance / min(Purchase Price, Appraised Value)

For refinance Loans:

Original Principal Balance / Appraised Value

The purpose of each Loan was identified by reference to the Loan Type data field in the Final Data Tape as follows:

Loan Type data field in the Final Data Tape	Purpose
Cash Refi - MP	Refinance
Limited Cash-out Refi - MP	Refinance
Rate & Term Refi - MP	Refinance
Purchase - MP	Purchase
Purchase - Specialty	Purchase
Purchase w Projections - MP	Purchase

The result of this calculation was rounded to 1 decimal place (in percentage terms).
Unguaranteed Portion	Recalculation	Current Principal Balance * (1 - SBA Gty%)
Remaining Term (months)	Recalculation	(Maturity Date - Cut-Off Date) / 30.4167
Remaining term (years)	Recalculation	(Maturity Date - Cut-Off Date) / 365
Number of Years in Business	Recalculation	(Cut-Off Date - Date Business Established) / 365